UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2024

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	82-1476189 (I.R.S. Employer Identification Number)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Capital Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Canoo Inc., a Delaware corporation (the “Company”), is attaching to this Current Report on Form 8-K as Exhibit 5.1 the opinion of Kirkland & Ellis LLP relating to the validity of the shares to be offered pursuant to the Company's prospectus supplement dated February 9, 2024 in connection with the transaction described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
5.1	Opinion of Kirkland & Ellis LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2024	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary